UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 1, 2016

SM Energy Company

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31539 (Commission File Number)	41-0518430 (IRS Employer Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Common Stock Underwriting Agreement

On December 1, 2016, SM Energy Company (the “Company”) entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein (the “Underwriters”), providing for the issuance and sale by the Company, and the purchase by the Underwriters, of 10,925,000 shares (including 1,425,000 shares to be sold pursuant to their option to purchase additional shares) of common stock of the Company, par value $0.01 per share (the “Common Stock”), at a price to the public of $38.25 per share of Common Stock (the “Stock Offering”). The Stock Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-203936), as amended (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”), as supplemented by a prospectus supplement dated December 1, 2016, filed by the Company with the Commission on December 5, 2016 pursuant to Rule 424(b)(5) of the Securities Act (the “Prospectus Supplement”). Pursuant to the Common Stock Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,425,000 shares of Common Stock at the public offering price (the “Over-Allotment Option”), less the underwriting discount, which option was exercised by the Underwriters in full on December 2, 2016. The Stock Offering closed on December 7, 2016.

The Company intends to use the net proceeds from the Stock Offering, as described in the Prospectus Supplement under the caption “Use of Proceeds,” to acquire approximately 4,100 net acres of additional oil and gas assets in the Midland Basin, to reduce indebtedness, and for general corporate purposes.

Pursuant to the Common Stock Underwriting Agreement, the Company agreed, among other things, to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities. A copy of the Common Stock Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated by reference herein. The foregoing description of the terms of the Common Stock Underwriting Agreement is qualified in its entirety by reference to this exhibit. A copy of the legal opinion and consent of Holland and Hart LLP relating to the Common Stock issued and sold in the Stock Offering is filed as Exhibit 5.1 hereto.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various commercial banking, financial advisory, investment banking and other services for the Company and its affiliates in the ordinary course of their business for which they received or will receive customary fees and expense reimbursement.  Affiliates of each of the Underwriters are lenders under the Company’s Fifth Amended and Restated Credit Agreement.

Item 7.01              Regulation FD Disclosure.

In accordance with General Instruction B.2. of Current Report on Form 8-K, the following information, including Exhibit 99.1, is deemed “furnished” and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or Exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Press Release

On December 7, 2016, the Company issued a press release announcing the closing of the Stock Offering and the full exercise by the Underwriters of their Over-Allotment Option.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 8.01                                           Other Events.

In connection with the Stock Offering, the Company is filing the opinion of Holland & Hart LLP as part of this Current Report on Form 8-K that is to be incorporated by reference into the Company’s Registration Statement. The opinion of Holland & Hart LLP is filed herewith as Exhibit 5.1.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits referenced or incorporated herein include and reference forward-looking statements, including but not limited to those regarding the intended use of proceeds from the Stock Offering. These statements may also relate to the Company’s business strategy, goals and expectations concerning its market position, future operations, margins and profitability. Forward-looking statements may use the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,”

“plan,” “predict,” “project,” “will,” “would,” “forecast” and similar terms and phrases to identify forward-looking statements, and include the assumptions that underlie such statements. Although the Company believes the assumptions upon which these forward-looking statements are based are reasonable, there can be no assurance that the results implied or expressed in such forward-looking statements or information or the underlying assumptions will be realized and that actual results of operations or future events will not be materially different from the results implied or expressed in such forward-looking statements or information. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the acquisition in a timely manner or at all; satisfaction of the conditions precedent to consummation of the acquisition; the possibility of litigation (including related to the acquisition); unknown, underestimated or undisclosed commitments or liabilities; the level of demand for the Company’s products, which is subject to many factors, including uncertain global economic and industry conditions, and natural gas and oil prices generally; state and federal environmental, economic, health and safety, energy and other policies and regulations, including those related to climate change and any changes therein, and any legal or regulatory investigations, delays or other factors beyond the control of the Company; and other risks described in the Company’s filings with the Commission. The forward-looking statements in this communication speak only as of the date of this communication. Under no circumstances should the inclusion of the forward-looking statements or information be regarded as a representation, undertaking, warranty or prediction by the Company or any other person with respect to the accuracy thereof or the accuracy of the underlying assumptions, or that the Company will achieve or is likely to achieve any particular results.

The forward-looking statements or information are made as of the date hereof and the Company disclaims any intent or obligation to update publicly or to revise any of the forward-looking statements or information, whether as a result of new information, future events or otherwise. Recipients are cautioned that forward-looking statements or information are not guarantees of future performance and, accordingly, recipients are expressly cautioned not to put undue reliance on forward-looking statements or information due to the inherent uncertainty therein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement, dated December 1, 2016, by and among SM Energy Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Holland & Hart LLP.

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1 hereto).

99.1	Press Release, dated December 7, 2016, entitled “SM Energy Announces Closing of Common Stock Offering and Exercise of Option.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date: December 7, 2016	By:	/s/ David W. Copeland
David W. Copeland
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated December 1, 2016, by and among SM Energy Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Holland & Hart LLP.

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1 hereto).

99.1	Press Release, dated December 7, 2016, entitled “SM Energy Announces Closing of Common Stock Offering and Exercise of Option.”